EXHIBIT 24.1


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in this Annual Report (Form 10-K) of United States Gold Trust of our report dated March 27, 1998, included in the 1997 Annual Report to Unitholders of United States Gold Trust.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
March 27, 1998